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                                                                     Exhibit 4.1



                             COMMON STOCK                       COMMON STOCK

                                                                 S H A R E S
N U M B E R
                     INCORPORATED UNDER THE LAWS
                    OF THE STATE OF NORTH CAROLINA
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                  THIS CERTIFICATE IS TRANSFERABLE IN        CUSIP _____________
                   CHARLOTTE, N.C. OR NEW YORK, N.Y



                             ENPRO INDUSTRIES, INC.

                  THIS CERTIFIES THAT





                  IS THE OWNER OF

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF
                                  $.01 EACH OF

                  EnPro Industries, Inc. transferable on the books of the Company in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

                           This Certificate is not valid until countersigned and
                  registered by the Transfer Agent and Registrar.

                           Witness the facsimile seal of the Company and the
                  facsimile signatures of its duly authorized officers.

                  Dated: ____________ ___, _____


                  COUNTERSIGNED AND REGISTERED:
                     THE BANK OF NEW YORK
                        (NEW YORK, N.Y.)


                                 TRANSFER AGENT                        PRESIDENT
                                  AND REGISTRAR
                                                    [CORPORATE SEAL]

                           AUTHORIZED SIGNATURE


                                                                       SECRETARY
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                             ENPRO INDUSTRIES, INC.

         THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL OR SUMMARY STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF STOCK OF THE COMPANY AUTHORIZED TO BE ISSUED AND THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF PREFERRED STOCK SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. SUCH REQUEST SHOULD BE ADDRESSED TO THE TRANSFER AGENT NAMED ON THE FACE HEREOF.

                               ------------------

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOKE, MUTILATED OR DESTROYED THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

         TEN COM - as tenants in common
         TEN ENT - as tenants by the entireties
         JT TEN - as joint tenants with right of survivorship and not as tenants in common

         UNIF GIFT MIN ACT - . . . . . . .Custodian . . . . . .
                              (Cust)                    (Minor)
                              under Uniform Gifts to Minors
                              Act . . . . . . . . . . .
                                        (State)


     Additional abbreviations may also be used though not in the above list.


         For value received,               hereby sell, assign and transfer unto
                             -------------

           PLEASE INSERT SOCIAL SECURITY OR
         OTHER IDENTIFYING NUMBER OF ASSIGNEE
         ------------------------------------

         ------------------------------------



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           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
                                        ASSIGNEE)


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         shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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         Attorney to transfer the said stock on the books of the within named
         Company with full power of substitution in the premises.

         Dated
               --------------------

                           -----------------------------------------------------
                           THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockholders, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.

                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



         This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between EnPro Industries, Inc. (the "Company") and The Bank of New York, as
         Rights Agent, dated as of May 31, 2002 as it may from time to time be supplemented or amended pursuant to its terms (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, or may be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge within ten business days after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.